Exhibit 10.6

FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

This first Amendment to Construction Loan Agreement is dated as of the 29th day of April 2003, and is by and between LSCP, L.P., an Iowa limited partnership (“BORROWER”) and FIRST NATIONAL BANK OF OMAHA (“BANK”), a national banking association established at Omaha, Nebraska.

WHEREAS, the BANK and BORROWER executed a written Construction Loan Agreement dated as of July 25, 2002, which, together will all amendments thereto, is collectively called the “AGREEMENT”.

Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:

1.                                       Terms which are typed herein as all capitalized words and are not defined herein shall have same meanings as when described in the AGREEMENT.

2.                                       As of the date hereof, construction of the PROJECT has almost been accomplished, with the exception of emissions testing and certification of same by ICM, Inc in form reasonably acceptable to BANK, final retainage, balance of Fagen contract, other budgeted items and change orders, in the form attached hereto as Exhibit 1 and are by this reference made a part hereof (jointly and severally, the “REMAINING ITEMS”).

3.                                       BORROWER agrees to diligently work to complete the REMAINING ITEMS, and requests BANK to advance the sum of $1,449,960.28 of the CONSTRUCTION LOAN and to advance the sum of $1,500,000.00 of the REVOLVING LOAN to fund such work.  BANK agrees to advance such amount, and to deposit the same in an account at BANK for the benefit of BORROWER.  BANK will disburse funds from such account to pay for the REMAINING ITEMS as described in the AGREEMENT.  On completion of the REMAINING ITEMS, the remaining funds in such account shall be paid to BORROWER.  If the described amount is insufficient, for any reason, to complete the REMAINING ITEMS, BORROWER shall pay such additional costs as are necessary to complete the REMAINING ITEMS no later than June 1, 2003.

4.                                       BORROWER certifies by its execution hereof that the representations and warranties set forth in Section 5 of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.

5.                                       Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.

(signatures on next page)

In witness whereof the parties set their hands as of the date first written above.

First National Bank of Omaha	LSCP, L.P. an Iowa Limited Partnership
by Little Sioux Corn Processors, L.L.C.,
Its General Partner

By:	/s/ Brain D. Thome	By:	/s/ Daryl J. Haack
	Brain D. Thome		Daryl J. Haack, President of Little
	Second Vice President		Sioux Corn Processors, L.L.C.

EXHIBIT 1

REMAINING ITEMS

(Final Retainage, Balance of Fagen Contract, Change Orders)

Items listed below are budgeted on construction variance report:

Fagen Construction Contract	$2,805,256.20
Working Capital – Organizational Costs	$28,843.13
Working Capital – Start up Costs	$19,296.66
Financing Costs – BBI Inspections	$9,472.96
Inventory – Spare Parts	$80,083.16
Land, Site Development, Office Building
Site Preparation	$100,000.00
Process Water System	$118,577.93
Grain acct software, phone, office eqt	$62,035.91
Fire Control Sprinklers	$1,292.00
Maintenance Tools	$34,248.83
Working Capital – Start up Inventory (Chemicals)	$91,536.00
Safety Equipment	$8,235.47
Construction Contingency/Working Capital	$77,468.93

TOTAL	$3,436,347.18

Sources of Funds Remaining:
Line of Credit Funds Budgeted for Construction	$1,500,000.00
Remaining Balance of Construction Loan	$1,449,960.28
New Jobs Training njtp-nicc	$86,386.90
Sales Tax Rebate njtp-nicc	$400,000.00

TOTAL	$3,436,347.18